Exhibit 99.1

1 Innovative Solutions & Support NASDAQ: ISSC Gabelli & Company, Inc. 15th Annual Aerospace/Defense Conference

2 SAFE HARBOR STATEMENT This presentation includes forward looking statements as defined in the Private Securities Litigation Reform Act of 1995. Such forward looking statements involve risks and uncertainties and our actual experience may differ materially, either better or worse, from that anticipated in such statements. Factors that may cause differences include those discussed in our filings with the Securities and Exchange Commission, including but not limited to our most recent Form 10-K, proxy statement and Form 10-Q.

3 Company Description Leading provider of air data equipment and advanced flight monitoring systems that measure and display critical flight information – especially Flat Panel Display Systems (FPDS, Cockpit/IP™, Vantage) Started: 1988 NASDAQ: ISSC FYE: September 30 Overview Serving: A large and growing domestic and international market OEM and Aftermarket Commercial, Military, and Business Aviation Representative Contracts: FedEx US DoD American Airlines Cessna Aircraft Company Boeing Experienced and accomplished management team Backlog: 1 + year revenue at current run rate Strong Balance Sheet

Key Initiatives - FY09 vs. FY08 Structural Changes Reduction in force – right sized to market Engineering efficiency gains Positive Operating Cash Flow Generation Gross margins > 50% YTD Operating expenses aligned with volume Inventory reduction on track Focused on working capital management Overview

Company positioning Open Architecture FMS functionality Interfaces with “Best of Breed” 3rd party avionics OEM Supplier System Integration capabilities Engineering efficiency Doubled Customer cost sharing Overview

6 FINANCIALS

7 FY09 VS FY08 Improvement  Nine Nine Months ended Months ended June 30, 2009 June 30, 2008 Growth Revenues (MM) $28.8 $20.3 42% Gross Margin (%) 51.1% 40.8% 25% Operating Margin 14.1% -78.1% 92% Improvement Effective Tax Rate 0% NM NM Net Income (Loss) (MM) $4.4 ($15.5) $19.9 Improvement EPS $0.26 ($0.92) $1.18 Improvement Operating Cash Flow (MM) $4.6 ($7.5) $12.1 Improvement

8 FY 09 Guidance Year ending Actual Sept. 30, 2009 Sept. 30, 2008 Growth Revenues (MM) $35.0 - $37.0 $30.5 18% Gross Margin ~ 50% 33% 52% Operating Margin 12.0% - 14.0% -82.2% 95% Improvement Effective Tax Rate 0% NA NM Net Income (Loss) (MM) $4.5 - $4.8 ($7.8) $12.5 Improvement EPS $0.27 - $0.29 ($0.47) $0.75 Improvement

9 Positioned for Growth Balance Sheet (as of June 30, 2009) Cash - $39.3 Million Cash per share ~ $2.35 Current ratio: ~ 14 to 1 Capacity utilization ~ 50% Debt - $4.3 Million (IDA Bond redeemed 8/09) Current share price at 9/4/09 – $4.55 (ISSC) ISSC has a strong financial position

10 Market

11 Flat panels are “The Standard” on new aircraft production Current economic environment creating large retrofit opportunity FPDS benefits Enables compliance with current and future regulatory requirements (e.g. ADS-B) Reduced cost of operation (e.g. fuel savings, weight reduction) Expandable Growth Platform Enhanced situational awareness for flight crews Improved dispatch reliability Lowered maintenance costs (eliminates obsolescence and support of aging equipment) Flat Panel Display Systems Major Focus is Flat Panel Display Systems (FPDS)

12 Market for Air Data Continues Air Data Units Manufacture Full Line of Leading Air Data Products Approximately 20% of Revenues Redirection of more DoD funding to refurbishing aircraft boosting Air Data product demand

13 Market Opportunity Economic conditions creating shift from purchasing new aircraft to upgrades and retrofit of existing fleet Flat Panel Display System Retrofit Market Potential: Currently Outstanding Total Addressable Proposals $6.0 B $2.9B $ 113MM+ and growing Positioned for Growth

B757/B767 Upgrade Economics Already captured 17% of the population; only certified solution Lower Cost of Operation Removes 23 aging components Reduces weight by over 180 pounds 70% reduction in power consumption Reduced Training Costs Minimal downtime to upgrade Growth Platform Compliant with upcoming mandates for more effective use of airspace and reduction in CO2 emissions RNP ADS-B Electronic Flight Bag Commercial Air Transport

Existing C-130 Cockpit Military

Modernized C-130 Cockpit Military

Cessna Cessna selected IS&S as their FPDS upgrade supplier Ground testing complete/flight testing imminent 34 Cessna Service Centers around the world will have FPDs on their shelves 2,500 Cessna aircraft candidates for a FPDS retrofit Cessna emphasizing repair and retrofit work in light of slowing new airframe demand General Aviation

Vantage Cockpit/IPTM An ideal OEM solution as well as retrofit Open Architecture – Interfaces with “Best of Breed” support avionics Minimizes cost of upgrade FBOs can now stock one part number to service multiple airframes General Aviation

Additional opportunities Platform Leverage/Technology B737 Existing B757/B767 architecture Eclipse Aerospace Established proven product General Aviation Vantage product 19 Positioned for Growth

20 Positioned for Growth Production Readiness for FPDS Market Capital equipment in place and proven Material assets in place and pipeline primed Bill of materials on budget Assembly labor minor part of cost base Gross margins in line with previous projections and expectations (GM > 50%) Financial, Operational, and Technical preparations made to accommodate rapid growth

FY 2009 Technical Achievements Design and successful FAA flight testing of Cessna Adviz Cockpit Upgrade Design and Successful flight test of Open architecture Vantage system Design and STC certification of Autopilot Coupled LPV Approach Design and Flight testing of IS&S Flight Management System Expansion of existing EFB product line to include Checklists and XM Satellite Weather USCG C-130H CNS/ATM System Integration including development of IS&S Map and Chart server

Falcon 2000 Cockpit Upgrade After Before

Citation 550 Cockpit Upgrade After Before

FY 2009 Significant Outstanding Proposals 747 Full Cockpit CNS/ATM System Integration Proposal C-130 Full Cockpit CNS/ATM System Integration Proposal A300 Full Cockpit EFIS/ECAM System Integration Proposal B737 Full Cockpit EFIS/ECAM System Integration Proposal Two Major Business Jet Full Cockpit EFIS/ECAM System Integration Proposals

B747 System Architecture

C130 System Architecture

27 Summary Market leader in FPD System retrofits and Air Data Equipment Weak economy increasing retrofit market demand Positioned to be an OEM supplier Best value proposition Growing installed base Backlog exceeds 12 months based upon run rate Additional revenue potential over life of Cessna, FedEx, other agreements Strong Balance Sheet supports rapid growth

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